UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 23, 2017

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, IL 60069	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 808-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On October 23, 2017, Camping World Holdings, Inc. (the “Company”) filed a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission. In the Registration Statement, within the section “Prospectus Summary—Recent Developments—Preliminary Estimated Financial Results for the Nine Months Ended September 30, 2017,” the Company included certain preliminary financial information for the nine months ended September 30, 2017. A copy of the language included within the section is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any previous or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such a filing.

Item 7.01.                                        Regulation FD Disclosure.

The disclosures contained in Item 2.02 above, including the accompanying Exhibit 99.1, are hereby incorporated by reference into this Item 7.01.

Additionally, in the Registration Statement, within the section “Prospectus Summary—Recent Developments—Gander Mountain Acquisition,” the Company included certain updated information with respect to its acquisition of Gander Mountain Company and its Overton’s, Inc. boating business. A copy of the language included within the section is attached to this Report as Exhibit 99.2 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any previous or subsequent filing by the Company under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(a)         Exhibits

Exhibit No.	Description
99.1

“Prospectus Summary—Recent Developments—Preliminary Estimated Financial Results for the Nine Months Ended September 30, 2017” as excerpted from the Registration Statement on Form S-1 filed by the Company on October 23, 2017.

99.2	“Prospectus Summary—Recent Developments—Gander Mountain Acquisition” as excerpted from the Registration Statement on Form S-1 filed by the Company on October 23, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

	By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Chief Financial Officer and Secretary

Date: October 23, 2017

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